August 2025 Second Quarter 2025 Earnings Call Exhibit 99.2

Forward Looking Statement Statements contained in this presentation that state the Partnership’s or management’s expectations or predictions of the future are forward-looking statements. The words “believe,” “expect,” “should,” “intends,” “anticipates”, “estimates,” “target” and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see CrossAmerica’s annual reports on Form 10-K, quarterly reports on Form 10-Q and other reports filed with the Securities and Exchange Commission and available on the Partnership’s website at www.crossamericapartners.com. If any of these factors materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement you see or hear during this presentation reflects our current views as of the date of this presentation with respect to future events. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise.

CrossAmerica Business Overview Charles Nifong, CEO & President

Second Quarter Operations OPERATING RESULTS (in thousands, except for margin per gallon and merchandise gross margin percentage) Three Months ended June 30, 2025 2024 % Change Retail Segment: Gross Profit $76,127 $76,644 (1%) Operating Income $25,299 $28,013 (10%) Motor Fuel Gross Profit $38,789 $39,289 (1%) Merchandise Gross Profit* $30,506 $29,849 2% Retail Margin Per Gallon $0.370 $0.373 (1%) Volume of Gallons Sold 141,683 143,016 (1%) Same Store Sales Excluding Cigarettes* $70,791 $68,267 4% Merchandise Gross Margin Percentage* 28.2% 28.3% (10 bps) Wholesale Segment: Gross Profit $24,865 $28,118 (12%) Operating Income $17,744 $20,924 (15%) Motor Fuel Gross Profit $15,165 $16,639 (9%) Wholesale Margin Per Gallon $0.085 $0.087 (2%) Volume of Gallons Distributed 179,241 192,111 (7%) *Includes only company operated retail sites

CrossAmerica Financial Overview Maura Topper, Chief Financial Officer

Second Quarter Results Summary OPERATING RESULTS (in thousands, except for distributions per unit and coverage) Three Months ended June 30, 2025 2024 % Change Net Income $25,168 $12,424 103% Adjusted EBITDA $37,083 $42,570 (13%) Distributable Cash Flow $22,396 $26,051 (14%) Weighted Avg. Diluted Units 39,545 38,199 4% Distribution Paid per LP Unit $0.5250 $0.5250 0% Distributions Paid $20,001 $19,964 0% Distribution Coverage (Paid Basis-current quarter) 1.12x 1.30x (14%) Distribution Coverage (Paid Basis – trailing twelve months) 1.00x 1.32x (24%) Note: See the reconciliation of Adjusted EBITDA and Distributable Cash Flow (or “DCF”) to net income and the definitions of EBITDA, Adjusted EBITDA and DCF in the appendix of this presentation.

Capital Strength Capital Expenditures Second quarter 2025 capital expenditures of $11.8 million with $9.3 million of growth capex Growth capital projects during the quarter included targeted material renovations as well as projects to increase food offerings Leverage Credit facility balance at 06/30/25: $727.0 million Continue to manage debt levels and leverage ratio Leverage ratio was 3.65x at 06/30/25 Effective interest rate at 06/30/25: 6.1% Ongoing benefit of interest rate swaps in elevated rate environment Continued Focus on Execution, Cash Flows, and Strong Balance Sheet

Appendix Second Quarter 2025 Earnings Call

Non-GAAP Financial Measures Non-GAAP Financial Measures We use the non-GAAP financial measures EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio. EBITDA represents net income (loss) before deducting interest expense, income taxes and depreciation, amortization and accretion (which includes certain impairment charges). Adjusted EBITDA represents EBITDA as further adjusted to exclude equity-based compensation expense, gains or losses on dispositions and lease terminations, net and certain discrete acquisition related costs, such as legal and other professional fees, separation benefit costs and certain other discrete non-cash items arising from purchase accounting. Distributable Cash Flow represents Adjusted EBITDA less cash interest expense, sustaining capital expenditures and current income tax expense. The Distribution Coverage Ratio is computed by dividing Distributable Cash Flow by distributions paid on common units. EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio are used as supplemental financial measures by management and by external users of our financial statements, such as investors and lenders. EBITDA and Adjusted EBITDA are used to assess our financial performance without regard to financing methods, capital structure or income taxes and the ability to incur and service debt and to fund capital expenditures. In addition, Adjusted EBITDA is used to assess the operating performance of our business on a consistent basis by excluding the impact of items which do not result directly from the wholesale distribution of motor fuel, the leasing of real property, or the day to day operations of our retail site activities. EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio are also used to assess the ability to generate cash sufficient to make distributions to our unitholders. We believe the presentation of EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio provides useful information to investors in assessing the financial condition and results of operations. EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio should not be considered alternatives to net income or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio have important limitations as analytical tools because they exclude some but not all items that affect net income. Additionally, because EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio may be defined differently by other companies in our industry, our definitions may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Non-GAAP Reconciliation The following table presents reconciliations of EBITDA, Adjusted EBITDA, and Distributable Cash Flow to net income (loss), the most directly comparable U.S. GAAP financial measure, for each of the periods indicated (in thousands, except for the Distribution Coverage Ratio):     (a) During the three and six months ended June 30, 2025, CrossAmerica recorded $29.7 and $35.2 million in net gains in connection with its ongoing real estate rationalization effort, partially offset by $1.3 and $1.8 million of net losses on lease terminations and asset disposals. During the three months ended June 30, 2024, CrossAmerica recorded a $6.5 million net gain in connection with its ongoing real estate rationalization effort, partially offset by $0.9 million of net losses on lease terminations and asset disposals, including non-cash write-offs of deferred rent income. During the six months ended June 30, 2024, CrossAmerica recorded a $16.0 million loss on lease terminations with Applegreen, including a $1.5 million non-cash write-off of deferred rent income. In addition, CrossAmerica recorded $1.7 million of other losses on lease terminations and asset disposals, including non-cash write-offs of deferred rent income. CrossAmerica also recorded a $6.5 million net gain in connection with its ongoing real estate rationalization effort. (b) Relates to certain acquisition-related costs, such as legal and other professional fees, separation benefit costs and purchase accounting adjustments associated with recent acquisitions. (c) Under the Partnership Agreement, sustaining capital expenditures are capital expenditures made to maintain CrossAmerica's long-term operating income or operating capacity. Examples of sustaining capital expenditures are those made to maintain existing contract volumes or to maintain the sites in conditions suitable to lease, such as parking lot or roof replacement/renovation, or to replace equipment required to operate the existing business. (d) Excludes current income tax expense incurred on the sale of sites.     Three Months Ended June 30,     Six Months Ended June 30,       2025     2024     2025     2024   Net income (loss)   $ 25,168     $ 12,424     $ 18,053     $ (5,116) Interest expense     12,569       14,208       25,413       24,749   Income tax expense (benefit)     3,896       1,703       298       (4,094) Depreciation, amortization and accretion expense     23,334       18,446       49,638       37,167   EBITDA     64,967       46,781       93,402       52,706   Equity-based employee and director compensation expense     176       369       989       574   (Gain) loss on dispositions and lease terminations, net (a)     (28,365)     (5,578)     (33,402)     11,228   Acquisition-related costs (b)     305       998       363       1,630   Adjusted EBITDA     37,083       42,570       61,352       66,138   Cash interest expense     (12,085)     (13,723)     (24,444)     (23,781) Sustaining capital expenditures (c)     (2,550)     (1,926)     (5,271)     (3,568) Current income tax expense (d)     (52)     (870)     (146)     (1,007) Distributable Cash Flow   $ 22,396     $ 26,051     $ 31,491     $ 37,782   Distributions paid on common units     20,001       19,964       39,982       39,905   Distribution Coverage Ratio   1.12x     1.30x     0.79x     0.95x